UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Virtus Opportunities Trust

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Virtus Investment Partners	Toll Free 800-243-1574
C/O State Street Bank & Trust Co	Virtus.com
PO Box 8301
Boston MA 02266-8301

VIRTUS OPPORTUNITIES TRUST

100 Pearl Street

Hartford, Connecticut 06103

[February     , 2009]

Dear Fund Shareholder:

Effective as of the close of business on January 27, 2009, Acadian Asset Management, LLC (“Acadian”) and New Star Institutional Managers Limited (“New Star”) ceased serving as the subadvisers to the Virtus Global Opportunities Fund (formerly known as Virtus Worldwide Strategies Fund) (“Global Opportunities” or “Fund”), a series of Virtus Opportunities Trust (the “Trust”). Virtus Investment Advisers (“VIA”), the investment adviser to the Fund, hired Vontobel Asset Management, Inc. (“Vontobel”) to replace both Acadian and New Star on January 28, 2009. Vontobel has also assumed the day-to-day management of the domestic portion of the Fund, which was previously managed directly by VIA. VIA and the Trust have been granted an exemptive order (the “Order”) from the Securities and Exchange Commission that permits VIA and the Trust to hire, terminate, and replace subadvisers without shareholder approval. VIA has the ultimate responsibility to oversee subadvisers and recommends the hiring, termination, and replacement of subadvisers to the Trust’s Board of Trustees.

VIA and the Trust are providing you with the enclosed Information Statement to inform you about the subadvisory changes. If you should have any questions regarding these changes, please feel free to call Virtus Mutual Funds at (800) 243-1574. Thank you for your continued investment in the Virtus Mutual Funds.

Sincerely,

George R. Aylward

President

Mutual Funds distributed by VP Distributors, Inc.

INFORMATION STATEMENT

VIRTUS OPPORTUNITIES TRUST

100 Pearl Street

Hartford, Connecticut 06103

Virtus Opportunities Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust has 17 separate investment portfolios, including the Virtus Global Opportunities Fund (formerly known as Virtus Worldwide Strategies Fund) (“Global Opportunities” or “Fund”). Virtus Investment Advisors, Inc. (“VIA”), acts as the investment adviser to the Fund and is located at 100 Pearl Street, Hartford, CT 06103.

Effective as of the close of business on January 27, 2009, Acadian Asset Management LLC. (“Acadian”) and New Star Institutional Managers Limited (“New Star”) ceased serving as subadvisers for Global Opportunities. Effective January 28, 2009, VIA hired Vontobel Asset Management, Inc. (“Vontobel”), to serve as the new subadviser for Global Opportunities, including management of the domestic portion of the Fund’s portfolio, which was previously managed directly by VIA. Vontobel’s principal place of business is located at 1540 Broadway, 38th Floor, New York, NY 10036.

VIA and the Trust have been granted an exemptive order, with respect to certain funds of the Trust (the “Order”), from the SEC that permits VIA and the Trust to hire, terminate, and replace subadvisers without shareholder approval (subject to certain conditions), including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Trust’s Board of Trustees. As a condition of the Order, VIA and the Trust must provide you with this Information Statement to update you with respect to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about [February     , 2009]. The information statement is available at                     .

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TRANSACTION

At a regular meeting of the Trust’s Board of Trustees (“Board”) held on November 20, 2008, VIA reported to the Board that as part of the subadviser oversight process, VIA was recommending to the Board that Vontobel replace Acadian and New Star (collectively, the “Old Subadvisers”) as the subadviser for the Fund, and also recommending that Vontobel manage the domestic portion of the Fund’s portfolio. VIA advised the Board that its recommendation was based upon a belief that Vontobel was a top tier manager of global assets and was likely to provide Global Opportunities with superior management. At the meeting, the Board approved the termination of the Subadvisory Agreement between VIA and Acadian with respect to Global Opportunities (“Acadian Old Subadvisory Agreement”) and the termination of the Subadvisory Agreement between VIA and New Star with respect to Global Opportunities (“New Star Old Subadvisory Agreement” and together with Acadian Old Subadvisory Agreement, “Old Subabdvisory Agreements”) to be effective on January 27, 2009. The Board then approved the appointment of Vontobel as successor subadviser for Global Opportunities, and the Board approved a new subadvisory agreement between VIA and Vontobel to be effective January 28, 2009 (the “New Subadvisory Agreement”). Under the New Subadvisory Agreement, Vontobel is responsible for the investment management program for both the international and domestic portions of the Fund. A copy of the New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust (“Disinterested Trustees”).

THE OLD SUBADVISORY AGREEMENTS

Acadian

Under the Acadian Old Subadvisory Agreement between VIA and Acadian dated September 24, 2007, Acadian provided portfolio management services for Global Opportunities. The annual rate of fees paid to Acadian by VIA (not by the Fund) was a percentage of the aggregated international assets managed by Acadian across all Virtus Funds subadvised by Acadian. The fee was an annual rate of 0.50% for the first $200 million in assets, 0.40% for assets over $200 million up to and including $500 million and 0.35% for assets over $500 million. The advisory fee paid to VIA by the Fund was 0.85% of the first $1 billion under management, 0.80% for amounts above $1 billion up to and including $2 billion and 0.75% for amounts over $2 billion of the Fund’s average daily net assets.

Under the Acadian Old Subadvisory Agreement, Acadian provided a continuous investment program for a discrete portion of the international assets of Global Opportunities, including making decisions regarding the purchase, retention or disposition of securities or other assets that Global Opportunities may have owned or contemplated acquiring from time to time. All services under the Acadian Old Subadvisory Agreement must have been provided in accordance with the Trust’s Declaration of Trust, as amended, any policies adopted by the Board, and the investment objectives, policies and restrictions of Global Opportunities as disclosed in the Trust’s registration statement on file with the SEC, as amended from time to time.

New Star

Under the New Star Old Subadvisory Agreement between VIA and New Star, dated September 24, 2007, New Star provided portfolio management services for Global Opportunities. The annual rate of fees paid to New Star by VIA (not by the Fund) was a percentage of the aggregated international assets managed by New Star across all Virtus Funds subadvised by New Star. The fee was an annual rate of 0.50% for the first $100 million in assets and 0.40% for assets over $100 million.

Under the New Star Old Subadvisory Agreement, New Star provided a continuous investment program for a discrete portion of the international assets of Global Opportunities, including making decisions regarding the purchase, retention or disposition of securities or other assets that Global Opportunities may have owned or contemplated acquiring from time to time. All services under the New Star Old Subadvisory Agreement must have been provided in accordance with the Trust’s Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of Global Opportunities as disclosed in the Trust’s registration statement on file with the SEC, as amended from time to time.

VIA

Under the advisory agreement between VIA and the Trust dated November 20, 2002, as amended (“Advisory Agreement”), VIA provides the day-to-day management to each series of the Trust. The Advisory Agreement provides that, subject to the approval of the Trustees, VIA may appoint one or more agents to perform any of the functions or services which are to be provided under the terms of the Advisory Agreement. VIA may therefore provide the day-to-day management for the Fund or may subcontract the provision of such services to subadvisers. VIA, who previously managed the domestic portion of Global Opportunities, delegated the day-to-day management of the domestic portion of the Fund to Vontobel under the New Subadvisory Agreement.

Both Acadian and New Star had the exclusive authority to manage the investment and reinvestment of the assets of their respective allocated portions of the Fund, subject to the discretion and control of VIA and the Board. Acadian and New Star provided an investment program for their allocated portion of Global Opportunities, consistent with the Fund’s investment objectives based upon the development, review and

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adjustment of the investment policies approved from time to time by the Board and VIA in consultation with each subadviser. Both Acadian and New Star agreed to use their best professional judgment to make investment decisions for the Fund in accordance with the terms of the Old Subadvisory Agreements.

Unless instructed otherwise by VIA, both Acadian and New Star had the authority and discretion to place all orders for the purchase and sale of investments with brokers or dealers selected by Acadian and New Star, for their respective allocated portions of the Fund, which may have included brokers or dealers affiliated with Acadian or New Star. Each subadviser was instructed to use its best efforts to obtain the best execution of transactions at prices that were advantageous to their respective allocated portion of the Fund and at commission rates that were reasonable in relation to the benefits received. Each subadviser may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Fund or other accounts serviced by the respective subadviser. Each subadviser may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if the subadviser had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for their respective allocated portion of the Fund and other accounts over which the subadviser exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Fund commissions were necessarily used by Acadian or New Star in managing Global Opportunities, but may have been allocated among other accounts, as appropriate.

For the Fund’s fiscal year ended September 30, 2008, the fees paid to VIA were $888,029. The subadvisory fees paid by VIA to the Old Subadvisers, respectively, for the fiscal year ended September 30, 2008 were as follows:

Old Subadviser	Amount Paid
Acadian	$181,184
New Star	$176,818

The Old Subadvisory Agreements remained in full force and effect only so long as their continuance was specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old Subadvisory Agreements could be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, could be terminated by VIA, Acadian or New Star, as appropriate, the Trustees, or the vote of a majority of the outstanding voting securities of the Fund upon 60 days’ written notice to the other party. Any such termination would not have affected any liability of either party with respect to any claim or matter on which any party had given written notice to any other party prior to termination and until such liability had been finally settled. The Acadian Old Subadvisory Agreement and the New Star Old Subadvisory Agreement were last considered for approval by the Board at a meeting held on November 20, 2008.

THE NEW SUBADVISORY AGREEMENT

The New Subadvisory Agreement between VIA and Vontobel provides that Vontobel will provide a continuous investment program to the Fund. The monthly subadvisory fees payable to Vontobel from VIA, not by the Fund, is 50% of the gross investment management fee paid to VIA by the Fund.

There are no differences between the Old and New Subadvisory Agreements except fees, the change in dates and subadvisers. The advisory fees paid to VIA by the Fund are 0.85% on assets up to $1 billion, 0.80% on assets greater than $1 billion up to $2 billion and 0.75% on assets over $2 billion.

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The fees are calculated daily and paid monthly. As of December 31, 2008, the asset size of Global Opportunities was $57.8 million.

The following table shows for each subadviser, the actual aggregate subadvisory fee paid by VIA for the fiscal year ended September 30, 2008 under the Old Subadvisory Agreements and what the aggregate subadvisory fee would have been if the subadvisory fee under the New Subadvisory Agreement had been in effect during that period:

Fund*	Actual Aggregate Subadvisory Fee paid under the Old Subadvisory Agreements for Fiscal Year Ended September 30, 2008	Pro Forma Aggregate Subadvisory Fee paid under the New Subadvisory Agreement for Fiscal Year Ended September 30, 2008	% Difference Between Actual and Pro Forma Aggregate Subadvisory Fees
Global Opportunities—Acadian Allocated Portion	181,184	161,108	11.08%
Global Opportunities—New Star Allocated Portion	176,818	150,295	15.00%

*	Additionally, had the New Subadvisory Agreement been in place for the fiscal year ended September 30, 2008, VIA would have paid Vontobel $132,612 for subadvising the domestic portion of the fund. Since VIA previously managed the domestic portion of the fund, such a fee was not paid to a subadviser during that period.

The services provided by Vontobel under the New Subadvisory Agreement do not differ materially in nature from the services that were provided by the Old Subadvisers under the Old Subadvisory Agreements. In this regard, under the New Subadvisory Agreement, Vontobel will provide investment subadvisory services to the Fund, including making decisions regarding the purchase, retention or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement must be provided in accordance with the Trust’s Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Fund as disclosed in the Trust’s registration statement on file with the SEC, as amended from time to time.

Vontobel will have the exclusive authority to manage the investment and reinvestment of the assets of the Fund, subject to the discretion and control of VIA and the Board. Vontobel will provide an investment program for the Fund consistent with the Fund’s investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and VIA, in consultation with Vontobel. Vontobel has agreed to use its best professional judgment to make investment decisions for the Fund in accordance with the terms of the New Subadvisory Agreement.

Unless otherwise instructed by VIA, Vontobel will place all orders for the purchase and sale investments for the Fund with brokers or dealers selected by Vontobel. Vontobel has been instructed to use its best efforts to obtain best execution of transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. Vontobel may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Fund or other accounts serviced by Vontobel. Vontobel may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if Vontobel determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or all transactions, taken as a whole, for the Fund and other accounts over which Vontobel exercises investment discretion. Not all Fund commissions will necessarily be used by Vontobel in managing the Fund, but may be allocated among other accounts, as appropriate.

Furthermore, Vontobel agrees to make its officers and employees available from time to time to consult with officers and employees of VIA to review the investment policies and investment affairs of the Fund and to

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report to VIA and the Fund’s Board of Trustees with respect to the investment philosophy, assumptions, strategies and other information used in connection with the portfolio management.

Unless terminated, the New Subadvisory Agreement will remain in full force and effect until December 31, 2010, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

BOARD CONSIDERATIONS

As previously mentioned, at a regular meeting held on November 20, 2008, the Board, including a majority of the Disinterested Trustees, approved proposals by VIA to replace Acadian and New Star with Vontobel as subadviser to the Fund.

In connection with the consideration of VIA’s proposals to replace the Old Subadvisers with Vontobel, the Board received in advance of the meeting information in the form of an extensive questionnaire completed by Vontobel concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. In this context, the Board considered VIA’s quantitative and qualitative evaluation of Vontobel’s skills and abilities in managing assets pursuant to specific investment styles similar to the styles of the Fund. The Board had further benefit of a presentation made by Vontobel’s senior management personnel where a number of topics, including Vontobel’s history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. The Board also considered VIA’s previous experience with Vontobel managing other funds of the Virtus Mutual Funds as well as the overall nature, extent, and quality of the services to be provided by Vontobel and whether the cost to VIA of these services would be reasonable. The Board considered the economic viability of Vontobel and was satisfied that the financial statements of Vontobel indicated it was sufficiently capitalized. The Board also considered the investment performance of Vontobel with respect to its advice given to similar accounts. The Board then compared the investment performance record of the global equity composite managed by Vontobel versus the Fund’s performance for the 1-, 3-, 5- and 7-year time periods ended September 30, 2008 and noted that the Vontobel composite’s performance was superior in each period.

The Board noted that the fees under the New Subadvisory Agreement would be paid by VIA out of the advisory fees that it receives under its Advisory Agreement with the Fund, and not by the Fund itself. For this reason, the expected profitability to Vontobel of its relationship with the Fund or the potential economies of scale in Vontobel’s advice to the Fund were not material factors in the Board’s deliberations. Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by Vontobel.

After considering all of the information presented, based on the qualifications of Vontobel’s personnel and the performance of funds for which Vontobel provides advice similar to the advice that would be provided to the Fund, the Board concluded that the nature, quality and cost of services to be provided to the Fund by Vontobel were reasonable and in the best interests of the Fund and its shareholders, and approved the proposal.

THE ORDER

The Trust and VIA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Trust and VIA, with respect to certain funds of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval. Therefore, the Trust and VIA have the right, subject to prior approval by the Board and certain conditions, to hire, terminate, and replace subadvisers without the approval of the shareholders of the Fund,

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including, without limitation, to replace or reinstate any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Order requires that shareholders of the Fund be provided with an information statement such as this one within 90 days of any change in subadvisers.

ADDITIONAL INFORMATION

Vontobel Asset Management, Inc. (formerly named Vontobel USA Inc.), 1540 Broadway, 38th floor, New York, NY 10036, serves as subadviser to the Fund. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as subadviser to six series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of October 30, 2008, Vontobel managed in excess of $5.2 billion in assets.

Rajiv Jain serves as a portfolio manager to the fund. He is a Senior Vice President and Managing Director of Vontobel. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios. He also serves as portfolio manager to the Virtus Foreign Opportunities Fund.

Matthew Benkendorf serves as a portfolio manager to the fund. He is a Senior Research Analyst at Vontobel. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European Equity Strategy since 2001.

Listed below are the names of the principal executive officers and each director of Vontobel. The address for each individual is 1540 Broadway, 38th floor, New York, NY 10036. None are Trustees or officers of the Fund.

Name	Position with Subadviser & Principal Occupation
Henry Schlegel	President and CEO/Managing Director

Thomas Peter Wittwer	Senior Vice President—Head of Global Sales and Client Services/Managing Director

Edwin David Walczak	Senior Vice President, Managing Director, Portfolio Manager—U.S. Securities

Peter Newell	Senior Vice President—Senor Project Manager/ Managing Director

Rajiv Jain	Senior Vice President/Managing Director, Portfolio Manager: International and Emerging Equities Markets

Joseph Mastoloni	First Vice President/Chief Compliance Officer

Alfred Nyffeler	First Vice President/Chief Financial Officer/Treasurer/Secretary

Melissa Catherine Demcsik	Vice President/Head of Institutional Marketing and Client Service Support

Igor Krutov	Vice President/Senior Research Analyst

Matthew William Benkendorf	Vice President/Associate Portfolio Manager

Edgar Allen Ruffin	Assistant Vice President/Head of Operations and DB

Herbert J. Scheidt	Chairman

Zeno Staub	Vice Chairman

Martin Sieg Castagola	Director

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As of December 31, 2008, Vontobel acted as an investment advisor to three separate accounts that have similar investment objectives as Global Opportunities.

Name of Account	Size of Account as of 12/31/08	Fee Structure
Separate Account 3	$6,694,838	85 bps on first $10 million; 75 bps on next $10 million; and 60 bps on assets over $20 million

Separate Account 29	$8,155,544	40 bps on assets up to $50 million; 35 bps on the next $50 million; and 30 bps on assets over $100 million

Separate Account 56	16,826,738

55 bps on first $100 million;

50 bps on assets between $100 million and $250 million;

45 bps for assets between $250 million and $500 million;

40 bps on assets between $500 million and $1 billion;

35 bps on assets between $1 billion and $1.5 billion; and

30 bps on assets over $1.5 billion

The investment adviser to the Fund is Virtus Investment Advisers, Inc. (“VIA”), which is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2008, VIA had approximately $13.8 billion in assets under management. All of the outstanding stock of VIA is owned by VP Distributors, Inc. (“VP Distributors”), which acts as Distributor and Administrator for the Trust and is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent, publicly-traded company. The Trust paid VP Distributors $99,158 during the last fiscal year for performing these services for the Trust. The principal offices of VP Distributors are located at 100 Pearl Street, Hartford, Connecticut 06103. Virtus’ subsidiary companies have served investors for over 70 years. Virtus’ money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

For the year ended September 30, 2008, the Fund paid $117,809 in brokerage commissions. No brokerage commissions were paid by the Fund to any affiliated broker of VIA or the subadvisers.

SHAREHOLDER REPORTS

Copies of the Trust’s annual report for the fiscal year ended September 30, 2008 will be furnished without charge upon request. Any such request should be directed to Virtus Mutual Funds by calling (800) 243-1574, or by writing to Virtus Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Mutual Funds by calling (800) 243-1574, or writing to VP Distributors, Inc., 100 Pearl Street, Hartford, Connecticut 06103 . If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact VP Distributors, Inc. at the above phone number or post office address.

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FUTURE SHAREHOLDER MEETINGS

As a Delaware statutory trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to terminate Acadian and New Star as subadvisers to the Fund without a shareholder meeting. The Trust does not anticipate holding a meeting of shareholders in 2009. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kevin Carr

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees,

/s/ Kevin Carr
Kevin Carr Vice President, Counsel and Secretary Hartford, Connecticut February , 2009

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Appendix A

PHOENIX OPPORTUNITIES TRUST

Phoenix Foreign Opportunities Fund

SUBADVISORY AGREEMENT

September 24, 2007

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Phoenix Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Phoenix Foreign Opportunities Fund (collectively, sometimes hereafter referred to as the “Series”).

Phoenix Investment Counsel, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Vontobel Asset Management, Inc. (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.

Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.

The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

C.	The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser.

6.	Proxies.

A.	The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.

The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the

Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Phoenix Investment Partners, Ltd. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series that discrete portion of the assets the Series managed by the Subadviser during the most recently completed quarter which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Fund has engaged Subadviser pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “Investment Adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics to the Fund and the Adviser. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

E.	Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Phoenix Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

14.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act.

15.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2007. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

18.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Phoenix at:

Phoenix Investment Counsel, Inc.

56 Prospect Street

Hartford, CT 06115

Attn: John H. Beers, Vice President and Clerk

Telephone: (860) 403-5050

Facsimile: (860) 403-7251

Email: john.beers@phoenixwm.com

(b)	To Vontobel at:

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Attn: Joseph Mastoloni, First Vice President and Chief Compliance Officer

Telephone: (212) 415-7051

Facsimile: (646) 840-5864

Email: Joseph.Mastoloni@vusa.com

20.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21.

Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

22.	Receipt of Disclosure Document. The Fund acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

23.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

PHOENIX OPPORTUNITIES TRUST

By:	/s/ Francis G. Waltman
Name:	Francis G. Waltman
Title:	Senior Vice President

PHOENIX INVESTMENT COUNSEL, INC.

By:	/s/ John H. Beers
Name:	John H. Beers
Title:	Vice President and Clerk

ACCEPTED:

VONTOBEL ASSET MANAGEMENT, INC.

By:	/s/ Henry Schlegel
Name:	Henry Schlegel
Title:	President and Chief Executive Officer

VONTOBEL ASSET MANAGEMENT, INC.

By:	/s/ Joseph Mastoloni
Name:	Joseph Mastoloni
Title:	First Vice President and Chief Compliance Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to State Street Bank and Trust Company (the “Custodian”) and PFPC, Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;

2.	Security name;

3.	CUSIP number, ISIN or Sedols (as applicable);

4.	Number of shares and sales price per share or aggregate principal amount;

5.	Executing broker;

6.	Settlement agent;

7.	Trade date;

8.	Settlement date;

9.	Aggregate commission or if a net trade;

10.	Interest purchased or sold from interest bearing security;

11.	Other fees;

12.	Net proceeds of the transaction;

13.	Exchange where trade was executed;

14.	Identified tax lot (if applicable); and

15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modifications or cancellations thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund,

(b)	The Adviser,

(c)	The Subadviser, and

(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board approved Phoenix Funds’ valuation policies and procedures.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Series, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears at the annual rate set forth below by Series of the gross management fee as stipulated in the Fund’s registration statement. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

The fee to be paid to the Subadviser is:

Fund Name	All Assets
Phoenix Foreign Opportunities Fund	0.425%

The fee referred to above shall be wired to Vontobel’s account set forth below:

Bank:	JP Morgan Chase & Co.
410 Park Avenue
New York, NY 10022
ABA No.: 021000021
SWIFT: CHASUS33

Beneficiary:	Vontobel Asset Management, Inc.
450 Park Avenue
New York, NY 10022
Account No. 904810445

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Phoenix Foreign Opportunities Fund

FIRST AMENDMENT

TO SUBADVISORY AGREEMENT

THIS AMENDMENT effective as of the 1st day of January, 2009 amends that certain Subadvisory Agreement effective September 24, 2007 (the “Agreement”) among Virtus Opportunities Trust (f/k/a Phoenix Opportunities Trust) (the “Fund”), a Delaware statutory trust on behalf of its series Virtus Foreign Opportunities Fund (f/k/a Phoenix Foreign Opportunities Fund) (the “Series”), Virtus Investment Advisers, Inc. (f/k/a Phoenix Investment Counsel, Inc.), a Massachusetts corporation (the “Adviser”) and Vontobel Asset Management, Inc., a New York corporation (the “Subadviser”) as follows:

1.	The Notices provision of the Agreement is hereby deleted and the following is substituted in its place:

19. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Fund at:

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, CT 06103

Attn: Kevin J. Carr, Vice President and Clerk

Telephone: (860) 263-4791

Facsimile: (860) 241-1028

Email: kevin.carr@virtus.com

(b)	To the Subadviser at:

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Attn: Joseph Mastoloni, First Vice President and Chief Compliance Officer

Telephone: (212) 415-7051

Facsimile: (646) 840-5864

Email: Joseph.Mastoloni@vusa.com

2.	The subadvisory fee for Virtus Foreign Opportunities Fund is hereby amended, Schedule C to the Agreement is hereby deleted and Schedule C attached hereto is substituted in its place to reflect the amendment.

3.	Schedule F to the Agreement is hereby deleted and Schedule F attached hereto is substituted in its place to reflect a change in the name of the Series.

4.	Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect and are unchanged in all other respects. All initial capitalized terms used herein shall have such meanings as ascribed thereto in the Agreement.

5.	This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have caused this Agreement to be executed by their duly authorized officers.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ Francis G. Waltman
Name:	Francis G. Waltman
Title:	Senior Vice President

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Kevin J. Carr
Name:	Kevin J. Carr
Title:	Vice President and Clerk

ACCEPTED:

VONTOBEL ASSET MANAGEMENT, INC.

By:	/s/ Henry Schlegel
Name:	Henry Schlegel
Title:	President and Chief Executive Officer

VONTOBEL ASSET MANAGEMENT, INC.

By:	/s/ Joseph Mastoloni
Name:	Joseph Mastoloni
Title:	First Vice President and Chief Compliance Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE C

(a) For services provided to the Series, the Adviser will pay to the Subadviser, a fee, payable in arrears at the annual rate set forth below by Series of the management fee as stipulated in the Fund’s registration statement. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and its Series shall be valued as set forth in the then current registration statement of the Fund.

The fee to be paid to the Subadviser is:

Fund Name	All Assets
Virtus Foreign Opportunities Fund	50% of the gross advisory fee

The fee referred to above shall be wired to Vontobel’s account set forth below:

Bank:	JP Morgan Chase & Co.
410 Park Avenue
ABA No.: 021000021
SWIFT: CHASUS33

Beneficiary:	Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036
Account No. 904810445

SCHEDULE F

Virtus Foreign Opportunities Fund

SECOND AMENDMENT

TO SUBADVISORY AGREEMENT

THIS AMENDMENT effective as of the 28th day of January, 2009 amends that certain Subadvisory Agreement effective September 24, 2007, as amended on January 1, 2009 (the “Agreement”) among Virtus Opportunities Trust (f/k/a Phoenix Opportunities Trust) (the “Fund”), a Delaware statutory trust on behalf of its series Virtus Foreign Opportunities Fund (the “Series”), Virtus Investment Advisers, Inc. (f/k/a Phoenix Investment Counsel, Inc.), a Massachusetts corporation (the “Adviser”) and Vontobel Asset Management, Inc., a New York corporation (the “Subadviser”) as follows:

1.	The subadvisory fee for Virtus Global Opportunities Fund is hereby set forth on Schedule C to the Agreement, Schedule C is hereby deleted and Schedule C attached hereto is substituted in its place to reflect such addition.

2.	Schedule F to the Agreement is hereby deleted and Schedule F attached hereto is substituted in its place to reflect the addition of Virtus Global Opportunities Fund.

3.	Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect and are unchanged in all other respects. All initial capitalized terms used herein shall have such meanings as ascribed thereto in the Agreement.

4.	This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto intending to be legally bound have caused this Agreement to be executed by their duly authorized officers.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ George R. Aylward
Name:	George R. Aylward
Title:	President

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Francis G. Waltman
Name:	Francis G. Waltman
Title:	Senior Vice President

ACCEPTED:

VONTOBEL ASSET MANAGEMENT, INC.

By:	/s/ Henry Schlegel
Name:	Henry Schlegel
Title:	President and Chief Executive Officer

VONTOBEL ASSET MANAGEMENT, INC.

By:	/s/ Joseph Mastoloni
Name:	Joseph Mastoloni
Title:	First Vice President and Chief Compliance Officer

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE C

(a) For services provided to the Series, the Adviser will pay to the Subadviser, a fee, payable in arrears at the annual rate set forth below by Series of the management fee as stipulated in the Fund’s registration statement. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and its Series shall be valued as set forth in the then current registration statement of the Fund.

The fee to be paid to the Subadviser is:

Fund Name	All Assets
Virtus Foreign Opportunities Fund	50% of the gross advisory fee
Virtus Global Opportunities Fund	50% of the gross advisory fee

The fee referred to above shall be wired to Vontobel’s account set forth below:

Bank:	JP Morgan Chase & Co.
410 Park Avenue
New York, NY 10022
ABA No.: 021000021
SWIFT: CHASUS33

Beneficiary:	Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036
Account No. 904810445

SCHEDULE F

Virtus Foreign Opportunities Fund

Virtus Global Opportunities Fund